UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2022
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

N/A
(Former name or former address, if changed from last report)
______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events

Berkshire Hathaway Energy Company ("BHE" or the "Company") completed the sale of $1.0 billion in aggregate principal amount of its 4.600% Senior Notes due 2053 (the "2053 Notes") on April 21, 2022. The sale was exempt from the registration requirements under the Securities Act of 1933, as amended. BHE intends to use the net proceeds for general corporate purposes, which may include repaying a portion of its outstanding commercial paper obligations and redeeming a portion of its 4.00% Perpetual Preferred Stock, which was previously issued to certain subsidiaries of Berkshire Hathaway Inc.

The 2053 Notes were issued pursuant to a Seventeenth Supplemental Indenture, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the "Trustee"), dated as of April 21, 2022 (the "Seventeenth Supplemental Indenture"). The Seventeenth Supplemental Indenture further amends and supplements that certain Indenture (the "Initial Indenture"), dated as of October 4, 2002, as amended by the Second Supplemental Indenture, dated as of May 16, 2003, the Fourth Supplemental Indenture, dated as of March 24, 2006, and the Fifth Supplemental Indenture, dated as of May 11, 2007 (as so amended and supplemented, the "Base Indenture"), between the Company and the Trustee. The 2053 Notes are subject to the terms of the Base Indenture as supplemented by the Seventeenth Supplemental Indenture.

The foregoing discussion of the 2053 Notes, the Base Indenture and the Seventeenth Supplemental Indenture is qualified in its entirety by reference to: (i) the Initial Indenture and any supplemental indentures previously filed with the U.S. Securities and Exchange Commission and (ii) the Seventeenth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1
Seventeenth Supplemental Indenture, dated as of April 21, 2022, by and between Berkshire Hathaway Energy Company and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 4.600% Senior Notes due 2053.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: April 25, 2022
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

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